Exhibit 10.1
FIRST AMENDMENT TO
THE NEW HOME COMPANY INC.
2014 LONG-TERM INCENTIVE PLAN

THIS FIRST AMENDMENT TO THE NEW HOME COMPANY INC. 2014 LONG-TERM INCENTIVE PLAN (this “First Amendment”), dated as of February 12, 2018, is made and adopted by the Board of Directors (the “Board”) of The New Home Company Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains The New Home Company Inc. 2014 Long-Term Incentive Plan (the “Plan”);

WHEREAS, pursuant to Section 5.2 of the Plan, the Board may amend this Plan as it shall deem advisable; and
WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth herein.

AMENDMENT

1.	The second and third sentences of Section 5.5 of the Plan are hereby deleted and replaced with the following:
“Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying up to the maximum statutory withholding rates in the applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder. Notwithstanding anything to the contrary contained herein, shares of Common Stock tendered or withheld to satisfy any tax withholding obligation with respect to an award granted hereunder shall not again be available for issuance under Section 1.5 of this Plan.”

2.	This First Amendment shall be and is hereby incorporated in and forms a part of the Plan.

3.	Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.
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I hereby certify that the foregoing First Amendment was duly adopted by the Board of Directors of The New Home Company Inc. on February 12, 2018.

Executed on this 15th day of February, 2018.

/s/ H. Lawrence Webb
H. Lawrence Webb
Chief Executive Officer

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